Exhibit 99.3

DAYBREAK OIL AND GAS, INC.

AND

REABOLD CALIFORNIA, LLC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

as of

FEBRUARY 28, 2022

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(b)	Pro forma financial information

DAYBREAK OIL AND GAS, INC. AND REABOLD CALIFORNIA, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

FEBRUARY 28, 2022

	Daybreak	Reabold	Pro Forma Adjustment	Notes	Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$139,573	$324,484	$—		$464,057
Restricted cash	—	250,000	—		250,000
Accounts receivable:	203,066	93,469	—		296,535
Prepaid expenses and other current assets	74,012	30,262	(27,462)	(1)	76,812
Total current assets	416,651	698,215	(27,462)		1,087,404

LONG-TERM ASSETS:
Crude oil & natural gas properties	536,032	6,702,130	(2,007,567)	(2)	5,230,595
Goodwill crude oil and natural gas properties	—	—	2,168,600	(3)	2,168,000
Other long-term assets	23,021	—	—		23,021
Total long-term assets	559,053	6,702,130	161,033		7,422,216
Total assets	$975,704	$7,400,345	$133,571		$8,509,620

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and other accrued liabilities	$1,874,576	$258,165	263,619	(4)	2,396,360
Notes payable	721,977	—	—		721,977
Notes payable – related party	—	6,455,606	(6,455,606)	(5)	—
Line of credit	808,182	—	(808,182	(6)	—
Total current liabilities	3,404,735	6,713,771	(7,000,169)		3,118,337

LONG TERM LIABILITIES:
Notes payable	865,608	—	—		865,608
Asset retirement obligation	52,565	56,100	98,033	(7)	206,698
Total long-term liabilities	918,173	56,100	98,033		1,072,306
Total liabilities	4,322,908	6,769,871	(6,902,136)		4,190,643

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER’S / MEMBERS’ EQUITY (DEFICIT):
Common stock	67,802	—	289,089	(8)	356,891
Additional paid-in capital	26,115,450	—	8,938,580	(9)	35,054,030
Member’s Equity	—	2,208,939	(2,208,939)	(10)	—
Accumulated deficit (retained earnings)	(29,530,456)	(1,578,465)	16,977	(11)	(31,091,944)
Total stockholders’ / member’s equity (deficit)	(3,347,204)	630,474	7,035,707		4,318,977
Total liabilities and stockholders’ equity	$975,704	$7,400,345	$133,571		$8,509,620

The accompanying notes are an integral part of these unaudited pro forma financial statements.

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(1)	Adjustment represents value of oil inventory that will no longer be presented in keeping with standard industry practices.

(2)	Adjustment represents the change in valuation of O&G properties acquired in the transaction (see Note 2).

(3)	Adjustment represents the goodwill in O&G properties from the transaction (see Note 2).

(4)	Adjustment represents the reimbursement ($263,619) owed to Reabold per terms of the acquisition (see Note 2).

(5)	Adjustment represents the elimination of the Reabold related party debt ($6,455,606) from the sale of O&G properties.

(6)	Adjustment represents the payoff of the Daybreak line of credit balance ($808,182) with proceeds from the stock sale.

(7)	Adjustment represents recognition of increase in ARO liability ($98,033) from the acquisition of O&G properties.

(8)	Adjustment represents the par value of the common stock issued for the acquisition of O&G properties and sale of stock for funding (see Note 5).

(9)	Adjustment represents the excess of capital received over the par value of the common stock issued for the acquisition of O&G properties and sale of stock for funding (see Note 5).

(10)	Adjustment represents elimination of the acquired company’s member’s equity ($2,208,939) through the acquisition.

(11)	Adjustment represents the recognition of the elimination of the acquired company’s accumulated deficit ($1,578,465) and the change in oil inventory reporting ($27,462) and the net valuation adjustment ($1,622,904) and change in valuation of O&G properties.

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DAYBREAK OIL AND GAS, INC. AND REABOLD CALIFORNIA, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE TWO MONTHS ENDED FEBRUARY 28, 2022

	Daybreak	Reabold	Pro Forma Adjustment	Notes	Combined
REVENUE:
Crude oil sales	$150,883	$209,888	$—		$360,771
Natural gas sales	—	3,436	—		3,436
Total crude oil and natural gas sales	150,883	213,324	—		364,207

OPERATING EXPENSES:
Production	44,000	138,953	—		182,953
Exploration and drilling	55,978	—	—		55,978
Depreciation, depletion and amortization	5,327	—	—		5,327
General and administrative	100,100	(1,730)	—		98,370
Total operating expenses	205,405	137,223	—		342,628
OPERATING LOSS	(54,522)	76,101	—		21,579

OTHER INCOME (EXPENSE):
Total other expenses	(28,398)	—	—		(28,398)

NET LOSS	(82,920)	76,101	—		(6,819)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(82,920)	$76,101	$—		$(6,819)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.001)	$—	$—		$(0.0001)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	64,956,636	—	4,899,821	(1)	69,856,457

The accompanying notes are an integral part of these unaudited pro forma financial statements.

(1)	Adjustment represents the increase in the weighted average shares outstanding because of the 289,089,489 common stock shares issued related to the acquisition and stock sale for the acquisition.

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DAYBREAK OIL AND GAS, INC. AND REABOLD CALIFORNIA, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2022

	Daybreak	Reabold	Pro Forma Adjustment	Notes	Combined
REVENUE:
Crude oil sales	$680,107	$1,286,559	$—		$1,966,666
Natural gas sales	—	24,434	—		24,434
Total crude oil and natural gas sales	680,107	1,310,993	—		1,991,100

OPERATING EXPENSES:
Production	231,275	983,565	—		1,214,840
Exploration and drilling	56,213	—	—		56,213
Depreciation, depletion and amortization	49,590	492,330	—		541,920
General and administrative	603,808	110,679	—		714,487
Total operating expenses	940,886	1,586,574	—		2,527,460
OPERATING LOSS	(260,779)	(275,581)	—		(536,360)

OTHER INCOME (EXPENSE):
Interest expense, net	(220,085)	(12,378)	—		(232,463)
Gain on asset disposal and debt forgiveness	82,414	—	—		82,414
Total other expenses	(137,671)	(12,378)	—		(150,049)

NET LOSS	(398,450)	(287,959)	—		(686,409)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(398,450)	$—	$—		$(686,409)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.01)	$—	$—		$(0.011)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	61,548,414	—	792,100	(1)	62,340,514

The accompanying notes are an integral part of these unaudited pro forma statements.

(1)	Adjustment represents the increase in the weighted average shares outstanding because of the 289,089,489 common stock shares issued related to the acquisition and stock sale for the acquisition.

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DAYBREAK OIL AND GAS, INC. AND REABOLD CALIFORNIA, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — BASIS OF PRESENTATION:

The unaudited pro forma condensed consolidated balance sheet has been prepared by applying pro forma adjustments to Daybreak Oil and Gas, Inc. (the “Company”) and Reabold California, LLC (“Reabold”) unaudited consolidated balance sheets as of February 28, 2022.

The unaudited pro forma condensed consolidated statement of operations for the two months ended February 28, 2022 has been prepared from the Company’s and Reabold’s unaudited consolidated statement of operations for the two months ended February 28, 2022.

The Company’s audited consolidated financial statements and Reabold’s audited financial statements have been used in the preparation of the unaudited pro forma consolidated statement of operations for the twelve months ended February 28, 2022.

NOTE 2 — BUSINESS ACQUISITION:

On October 20, 2021, the Company entered into an Equity Exchange Agreement and Amended on February 14, 2022 for the acquisition of Reabold, a wholly owned subsidiary of Gaelic Resources Ltd. The acquisition was finalized by the Company on May 25, 2022. The aggregate purchase price consisted of (i) 160,964,489 shares of Daybreak common stock valued at $6,599,544 and (ii) reimbursement to Reabold Resources Plc of $263,619 which had previously been expended in well workover projects by Reabold.

Recognized Amount of Identifiable Assets to be Acquired and Liabilities Assumed

The Company has performed a preliminary valuation analysis of the fair market value of the Reabold assets to be acquired and the liabilities to be assumed. Using the total consideration for the acquisition, the Company has estimated the allocation to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as if the acquisition closed on February 28, 2022.

Identifiable Assets:

Valuation of proved developed crude oil and natural gas properties	$4,144,828
Valuation of proved undeveloped crude oil and natural gas properties	549,735
Total valuation of proved crude oil and natural gas properties	4,694,563

Intangible asset – Goodwill O&G properties	2,168,600
Total Identifiable Assets Acquired	6,863,163

Notes payable	263,619

Total Liabilities Assumed	263,619

Total Identifiable Net Assets	$6,599,544

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma condensed consolidated balance sheet and pro forma condensed consolidated statement of operations. The pro forma condensed consolidated balance sheet includes the impact of the transaction cost of $6,599,544, but is not included in the pro forma condensed consolidated statement of operations as this is a non-recurring charge. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair value of property and equipment, (2) changes in allocations to intangible assets such as permits and/or goodwill and (3) other changes to assets and liabilities.

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Depreciation, amortization and abandonment costs have been provided for property and equipment and finite tangible assets based on the preliminary purchase price allocation.

All significant intercompany balances have been eliminated in consolidation.

NOTE 3 — RESERVES ACQUIRED:

The table below contains our estimates of the net quantities of proved developed reserves, and estimates of future net cash flows covering the interests that were acquired. Additionally, we did acquire undeveloped locations that are believed to have reserves that are not shown below in accordance with following the guidance provided by Rule 4-10 of Regulation S-K. The estimates below are derived from a reserve report dated May 31, 2022 that was prepared for the Company by a third party.

	Net Oil, Bbl	Net Gas, Mcf	Future Net Revenue	Present Worth 10%
Proved developed	269,530	46,970	$12,078,990	$7,650,080

NOTE 4 — CASH TRANSACTION EXPENSES RELATED TO ACQUISITION:

Purpose	Amount
Acquisition consulting	$384,916
Funding fees	640,625
Total cash transaction fees	$1,025,541

NOTE 5 — COMMON STOCK ISSUANCES RELATED TO ACQUISITION:

The table below shows the purpose and number of shares issued for the acquisition of oil and gas properties and the related funding received in regards to the acquisition transaction from the sale of common stock.

	Approximate	Common Stock		Additional	Total
Purpose	Price per Share	Shares	Par Value	Paid-In Capital	Valuation
Acquisition of O&G properties	$0.04	160,964,489	$160,964	$6,438,580	$6,599,544
Sale of common stock	0.02	128,125,000	128,125	2,500,000	2,628,125
Total stock issuance for acquisition	$0.03	289,089,489	$289,089	$8,938,580	$9,227,669

The issuance of common stock for the acquisition of oil and gas properties and the sale of common stock for funding purposes as a part of the terms of the acquisition were to different unrelated parties.

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